UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2006

TYCO INTERNATIONAL (US) INC. RETIREMENT SAVINGS AND INVESTMENT PLAN VI (Puerto Rico)

(Exact name of registrant as specified in its charter)

Puerto Rico	001-13836	58-1113677
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

9 Roszel Road

Princeton, NJ 08540

(Address of principal executive offices and zip code)

(609) 720-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

1.             Effective November 30, 2006, Mitchell & Titus, LLP (“Mitchell & Titus”) resigned as the independent registered public accounting firm of Tyco International (US) Inc., Retirement Savings and Investment Plan VI (Puerto Rico)  (the “Plan”).  Mitchell & Titus has announced that the firm is exptected to join Ernst & Young Global Limited as a member firm later this year.  While there have been no auditor independence issues with Mitchell & Titus to date, they have resigned to avoid any potential future conflict of interest.  The resignation of Mitchell & Titus was accepted by the Administrative Committee of the Plan on November 30, 2006.

2.             Mitchell & Titus was engaged as the independent registered public accounting firm of the Plan and, except for services rendered in connection with its audit of the financial statements of the Plan for the year ended December 31, 2005, has not rendered any services to the Plan.

3.                                       The Plan has not yet engaged a new independent registered public accounting firm.

4.             The report of Mitchell & Titus on the Plan’s financial statements for the year ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

5.               During the fiscal year ended December 31, 2005 and through November 30, 2006, there have been (1) no disagreements with Mitchell & Titus on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mitchell & Titus would have caused them to make reference thereto in their report on the financial statements for the fiscal year ended December 31, 2005, and (2) no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

6.             The Plan has provided Mitchell & Titus a copy of the disclosures in this 8-K and has requested that Mitchell & Titus furnish it with a letter addressed to the SEC stating whether or not Mitchell & Titus agrees with the above statements.  A copy of such letter dated November 30, 2006 from Mitchell & Titus is being filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)          Exhibits.

16.1                           Letter dated November 30, 2006 from Mitchell & Titus, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrative Committee administering Tyco International (US) Inc. Retirement Savings and Investment Plan VI (Puerto Rico) have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 2006

TYCO INTERNATIONAL (US) INC RETIREMENT SAVINGS AND INVESTMENT PLAN VI (PUERTO RICO)

By:	/s/ JANE F. GREENMAN
Name: Jane F. Greenman
Title: Chairperson, Administrative Committee

Exhibit Index

Exhibit No.	Description

16.1	Letter dated November 30, 2006 from Mitchell & Titus, LLP to the Securities and Exchange Commission.